Exhibit 10.11

Credit Line Agreement

Prepared in Aug. 2009

Credit Line Agreement
No.: Xin Zi No. 30007, 2010
Creditor: China Merchants Bank Co. Ltd Tianjin Branch (hereinafter referred to as “Party A”)
Principal: Song Li
Obligor: Tianjin Seashore New District Shisheng Business Trading Group Co. Ltd (hereinafter referred to as “Party B”)
Legal Representative/Principal: Cheng Weihong

Subject to the application of Party B, Party A agrees to provide credit line to Party B for use. This agreement is hereby made and entered into by and between Party A and Party B in accordance with the relevant laws and regulations and after mutual thorough consultation on the following terms and conditions:

Article 1 Credit Line

1.1
Party A provides Party B with the credit line of RMB 75 million (or equivalent in other currencies. Exchange rate shall be determined by the one issued by Party A on the day when the concrete business actually incurs. The same below) (Tick “√” for your choice):

I.	Revolving line of credit RMB 75 million;

II.   Lump-sum line ______________ (currency) ____________ (amount).

Revolving line of credit refers to the maximum amount of the principal and the balance of such credits provided by Party A to Party B during the credit term as sustainable, revolvable loan, trade financing, discount on notes, commercial acceptance bill, L/G, corporation overdraft, domestic factoring, ___________, ____________ and others.

Lump-sum line of credit refers to the amount of the credit in lump sum stipulated in this Agreement, which shall exceed the accumulated credits of all the businesses applied for case by case by Party B with Party A during the credit term. Party B may not use the lump-sum line of credit revolvedly. The corresponding amounts of such multiple credit businesses applied for by Party B shall occupy the lump-sum line of credit specified in this Article until the credit line is run out accumulatedly.

“Trading financing” includes such businesses as opening of L/C, import bill advance, shipping guarantee, inward documentary collection advance, packing finance, export bill advance, advance against documentary collection, financing with import/export remittance, short-term financing with credit insurance, import factoring, export factoring (except for two non-recourse factors and two non-recourse factors in Party A’s system. The same below),  ,   and others.

1.2
If Party A deals with the businesses of the import factoring paid by Party B and/or non-recourse domestic factoring, the credit lent and reveivable by Party A in such businesses shall occupy the credit line as mentioned above; if Party B applies with Party B for the businesses of recourse domestic factoring or import factoring, the basic acquisition amount (basic purchasing amount) provided by Party A to Party B in such businesses shall occupy the credit line as mentioned above.

1.3
Where, in accordance with the need of internal process, Party A entrusts other branches of China Merchants Bank to open back-to-back L/C after Party A has opened the L/C, the import bill advance, shipping guarantee incurred by and under such back-to-back L/C shall occupy the credit line as mentioned above.

1.4
The credit line as mentioned above shall not include the margin or the credit guaranteed by deposit pledge provided by Party B or any third party hereunder with respect to a single concrete business, the same below.

1.5
If the concrete business dealt with by Party B under the previous credit line agreement numbered Xin Zi No. 30012, 2010 and entered by and between Party A and Party B is not paid off after this Agreement has come into force, the balance shall be automatically entered this Agreement and occupy the credit line hereunder. (If this Article is applicable, please tick “√” in □ for your choice).

Article 2 Credit Term

The credit term shall be 12 months, e.g., from June 2nd, 2010 to June 1st, 2011. Party B shall provide an applicant for use of the credit line during the credit term. Party A may not accept any applicant on the date beyond the credit term, unless otherwise stipulated herein.

Article 3 Use of credit line

3.1 Types and Coverage of Credit Line

The credit line as mentioned above shall be (Tick “√” alternatively for your choice):

(  ) 3.1.1 Comprehensive credit line. The concrete business shall include the following types (Fill the blanks factually):

Import document, import bill advance, guarantee of letter for the online tax of “all-in-one silver card”

Meanwhile, Party B may (fill the blank with “may” or “may not”) regulate the use of the credit line as mentioned above and (Tick “√” for your choice hereinafter):

☒ The credit line as mentioned above may be regulatedly used among all types of businesses;

☐ The credit line as mentioned above may be regulatedly used among part of the types of businesses, e.g., ____________ and _______________;

(  ) 3.1.2 _________ single credit line.

3.2 During the credit term, Party B shall revolvedly use the revolving credit line and may not revolvedly use lump-sum credit line. Party B must apply for the use of the credit line case by case and Party A shall examine and approve such applications in the same manner. The amount, term and concrete purpose of separate loan or other credits shall be stipulated in the concrete business contracts (including due bills), agreements entered by and between Party A and Party B or in the applicants for relevant businesses as provided by Party B to Party A and accepted by Party A.

After Party B has confirmed in a manner recognized by Party A the Accounts Receivable Credit Rights Transfer Notice given by Party A to Party B under the non-recourse domestic factoring, it shall be deemed that “concrete business contract” has been reached by and between Party A and Party B.

3.3 The concrete use term of separate loan or other credits within the credit line shall be determined in accordance with Party B’s business needs and Party A’s regulations for business management. The due date of the concrete business may be later than that of the credit term.

Article 4 Interests and Expenses

The loan, financing interests and other expenses collected in the relevant businesses within the credit line shall be determined in accordance with the stipulations in the concrete contracts.

Article 5 Guarantee

5.1 Sipi International Trading Co., Ltd. at the Bonded Zone of Tianjin Harbor and Cheng Weihong shall be responsible, jointly or severally, for all the debts unpaid by Party B to Party A hereunder, and must issue maximum irrevocable letter of guarantee. And/or

5.2 ____________ shall be responsible for all the debts unpaid by Party B to Party A hereunder on the basis of all his property or the property he has the right to deal with as mortgage (pledge). Party B and __________ shall enter into an additional guarantee contract.

Where the guarantee fails to sign the guarantee contract and go through the guarantee procedures in accordance with this Article, Party A shall be entitled to refuse to provide credit line to Party B.

Article 6 Rights and Obligations of Party B

6.1 Party B shall be entitled to:

6.1.1 Request Party A to provide loan or other credits within the credit line on the conditions specified herein;

6.1.2. Use the credit line in accordance with the stipulations herein;

6.1.3 Require Party A to keep confidential the information offered by Party and regarding to his production, business, property and account, unless otherwise stipulated by laws and regulations or required by the supervision authorities;

6.1.4 Transfer his debts to any third party subject to the agreement of Party A;

6.2 Party B shall perform the following obligations:

6.2.1 Provide all the truthful documentary materials required by Party A (including but not limited to regularly providing the truthful financial statements and annual financial statements required by Party A, and major decisions and changes in respect to Party B’s production, business and management) as well as his deposit bank and account, the balance of his deposits and loans, and cooperate Party A to carry on the works of investigation, examination and inspection.

6.2.2 Accept the supervisions of Party A on his use of credit and the activities related to his production, operation and finance;

6.2.3 Use the loan and/or other credits in accordance with the stipulations in this agreement and separate concrete contract and/or committed purpose;

6.2.4 Duly pay off the principal and interests of his loan, prepaid fees and other credits in a manner of full amount in accordance with the stipulations of this agreement and separate concrete contract;

6.2.5 Where Party B wishes to transfer all or part of his debts hereunder to any third party, he shall obtain Party A’s written agreement;

6.2.6 Party B shall forthwith notify Party A and actively cooperate Party A to implement the measures to guarantee the payoff of all the principal and interests as well as all the relevant expenses of the loan, prepaid fees and other credits hereunder when the following situations occur;

6.2.6.1 When major financial loss, assets loss or other crisis occurs;

6.2.6.2 When Party B provides loan or guarantee for any third party, or provides mortgage (pledge) guarantee with his private property;

6.2.6.3 When such matters occur as consolidation (acquisition), division, restructure, equity joint venture (joint cooperative venture), property (equity) right transfer, and enterprise reform through stock system;

6.2.6.4 When Party B winds up his businesses, or his business license is revoked or cancelled, or bankruptcy or dissolution is applied for by Party B or others;

6.2.6.5 When major crisis occurs in respect of the business or finance of Party B’s controlling shareholders and other affiliates and affects the normal operation;

6.2.6.6 When major affiliated transaction with other controlling shareholders or other affiliated companies occurs and influences his normal operation;

6.2.6.7 When any proceeding, arbitration or criminal or administrative penalty that causes major adverse impact on Party B’s business or finance occurs;

6.2.6.8 When other major matter that may affect Party B’s payment capacity occurs;

6.2.7 Party B may not manage his business carelessly and claim due credit, or deal with his main property free of charge or in an inappropriate manner.

Article 7 Rights and Obligations of Party A

7.1 Party A enjoys the following rights:

7.1.1 Shall be entitled to require Party B to return in full schedule of this agreement and specific contract loans, advances and other credit debt interest;

7.1.2 Shall be entitled to require Party B to provide relevant material about line of credit usage.

7.1.3 Having the right to know production and business operation and financial activities of Party B;

7.1.4 Shall have the right to supervise part B according to the agreement and specific contract with the prescribed purpose to use loans and/or other credit;

7.1.5 According to their internal processes need, right in accept Party A to apply for and open the L/C, commissioned by the beneficiary is located in other branches of China merchants bank to backcredit the L/C;

7.1.6 Shall have the right to directly withholding from Party B, in order to repay the account settlement in this agreement and debt under the specific contract owed by Party B;

7.1.7 Having the right to assign its creditor's right to Party B , and shall have the right to take as it considers appropriate ways, including but not limited to fax, mail, announce in public media, to inform Party B to transfer matters and collect Party B.

7.1.8 Other the rights provided in this agreement.

7.2 Party A undertakes the following obligations:

7.2.1According to this agreement and all processes to the conditions stipulated in the contract in specific to Party B within the forehead loans or provide other credit;

7.2.2 Ought to be keep Party B's assets, financial, production, business operation confidential, but except for prescribed by applicable laws and regulations

Article 8 Party B should special guarantee the following matters.

8.1 According to Chinese law Party B is formally established and legal existence, a legal personality entities, there is full capacity for civil conduct and performance of this agreement signed;

8.2 The sign and performance of agreement has already obtained full authorization from board or any other authorized institution;

8.3 The relevant surety, mortgage (pledge), the mortgage ( pledge ) documents, Information provided by Party B is true, accurate, complete and effective, not contain the graveness mistake or facts or leakage any significant facts:

8.4 Strictly abide by the contract and letter of commitment signed with Party A or the issuing undertaking, trust receipts and other documents.

8.5 When signing the agreement it won’t likely happen to Party B or Party B's main property to a significantly adverse consequences in litigation and arbitration or criminal and administrative punishments, and in this agreement will not happen during the execution of such litigation or arbitration or criminal and administrative penalties. If happens, Party B shall promptly notify party A;

8.6 When in business activities it should strictly comply with the national laws and regulations, strictly according to Party B in accordance with the provisions of the business license or approved business scope, on various business registration for the yearly check procedures;

8.7 Maintain and improve existing management level, ensure the value of existing assets, don't give up any matured claim , also not due to gratis or other improper ways to deal with major existing disposition property;

8.8 Without party A's permission, Party B shall not pay in other long-term debt, as well

8.9 When signing the agreement, Party B has undergone no influence on the performance of obligation under this agreement.

Article 9 Other expenses

For relating to this agreement credit investigation, inspection, justice and other fees, and Party B cannot repay that debt under the agreement of party A, Party Adebt to realize creditor's rights to pay attorney's fees and costs, poor travelling expenses, announcement fee, service fee, so all the expenses should be assumed by Party B. Party B is authorized to deduct directly from party A's bank account. If there is insufficient, Party B guarantees to repaid the number after receipt of party A's notification.

Article 10 The default events and processing

10.1 If one of the following conditions occurs to Party B, it should be regard as the violation of this agreement

10.1.1 Violating 6.2.1 regulation of obligation, provide Party A with false information or concealing the real important situation, don't cooperate with party A's investigation, review and examination;

10.1.2 Violating 6.2.2 regulation of obligation, escape from party A, or do not accept the use of credit fund condition and relevant production management, financial activity supervision;

10.1.3 Violating 6.2.3 regulation of obligation. Not according to this agreement and the specific contract to use loans and/or other credit;

10.1.4 Violating 6.2.3 regulation of obligation, not repay the loan, advanced money and other credit debt principal and interest according to this agreement and/or the specific contract on time in full specified amount.

10.1.5 Violation of the obligations specified in 6.2.5 in this agreement, without authorization, unilaterally transfer the debt under this agreement to any third person: or violation of this agreement in 6.2.7 regulation obligations without recourse to management, or its due creditor's right or disposition of its current main property in free and other inappropriate way.

10.1.6 The violation of this agreement 6.2.6 regulation obligation. When occurring, it did not inform Party B timely, or Party A knows what happened to part B and require Party B to increase debt repaid safeguard measures under this agreement. If Party B is not cooperate, or Party A think it go against the withdraw the credit safe;

10.1.7 The violation of 8.1, 8.2, 8.5 in this agreement or violate article 8.3, 8.4, 8.6, 8.7, 8.8, 8.9 and didn’t correct immediately as the requirement of part A;

10.1.8. The occurrence of other cases that Party A think it damages its legitimate rights and interests.

10.2 The guarantor has one of the following circumstances, Party A may think it will influence its guarantee ability and ask the guarantor exclude the adverse impact. Or require Party B to increase, replace security conditions, warranties. If Party B doesn’t cooperate with it, it will be regard as default event.

10.2.1 Similar to described circumstance in this contract in 6.2.6 ;

10.2.2 When giving the Irreversible warranty, it conceals its guaranteed liability capabilities and fails to obtain the right authorized by the related institute.

10.2.3 Failing to deal with annual check register formalities;

10.2.4 Delayed in management and recourse to its due creditor's right, or disposition of its current main property in free and other inappropriate way.

10.3 If one of the following circumstances occurred to the mortgagor (or pledgor), Party A may think those will caused mortgage (or pledgor) false or mortgage (or pledgor) insufficient, it can demand that the mortgagor (or pledgor) ruled out the resulting adverse effects, or require Party B to increase, replace the guarantee conditions, the mortgagor (or pledgor) and Party B has not cooperate, shall be deemed to have happen default events;

10.3.1 Having no ownership or disposition on mortgage (or pledge) no, or ownership honored in dispute;

10.3.2 Mortgage (or pledge) has already hired, seized, detained, supervised, existing legal priority (including but not limited to building project money priority, etc.), and/or conceal cases that have happened;

10.3.3 Without the written consent of the party A, the pledger, transfer, lease or remortgage or any other inappropriate ways to deal with mortgages without authorization, or although it get written consent permission from party A, the mortgage value it get is not in order to repay the debt owed by Party A;

10.3.4 The mortgage didn't get safekeeping, maintenance and repair, and lead to the mortgage depreciation obviously; Or the mortgagor behavior directly endanger the mortgage; Leading to reducing the value of the mortgaged property; Or on mortgages period, the mortgagor doesn’t do according to party A's requirements of the mortgaged property insurance.

10.4 Once any default events against regulations of 10.1, 10.2, or 10.3 take place, Party A shall separately or simultaneously adopt the following measures:

10.4.1 Cut the line of credit under this agreement, or stop the use of residual line of credit;

10.4.2 Withdraw in advance the issued loan principal and interest and related expenses:

10.4.3 As for the already accepted draft or opened (including entrust turn to open) credit certificate, the ham, and delivery vouchers etc. by Party A in the credit period, no matter whether Party A has paid the advance or not, Party A may require additional deposit to Party B or requires Party B to move the money put in party A’s other account to his margin account as the margin will open in other account deposit into its margin account as the margin Party A will pay off  under this agreement.

10.4.4 For Party A in SuoQuan domestic factoring, export factoring having not been liquidated the transferee creditor accounts receivable captioned from Party B, shall be entitled to require Party B to perform the buyback obligations immediately; if Party A does not has these rights he is entitled to ask Party B for money immediately.

10.4.5 Directly deduct the Party B’s settlement account and/or other accounts of the deposit to help Party B to pay off the exact total debt in this agreement or under this contract.

10.4.6 Recover according to this contract article 13.

Article 11 Changes and remove of the agreement

This agreement is a written agreement which can change and disarm; before reaching a written agreement, this agreement shall remain valid: any party shall not change, modify or remove without the unilateral agreement.

Article 12 Other matters

12.1  In this agreement period, Party A to Party B's any breach or delays impose any tolerance, grace behavior in this agreement or delay the rights the Party A shall have, which cannot damage, influence, or limit Party A to enjoy the rights as a creditor according to the provisions of relevant laws and this agreement, cannot be  as Party A violation of this agreement to any recognition, the license or behavior of party and cannot be regarded as up to existing or future breach to take action right now.

12.2 Whenever this agreement by any reason becomes invalid, or partially invalid in law. Party B shall be liable under this agreement to repay all the debt owed by Party B. If afore-mentioned circumstances occur, Party A shall be entitled to terminate this agreement immediately to Party B, and may require under this agreement all the debt owed by Party B.

12.3 Party A and Party B shall in written form send notice and requirements with respect to this agreement.

 Party A’s address:

 Party B’s address:

If delivered by hand ,it can be seen as delivered when the recipient signs(as in return of the rejected date shall be deemed to be served); if submitted by postal mail s, it can be seen as delivered after being sent for full seven days; if submitted by fax, it can be regarded as having been served after the recipient’s fax system received the fax.

If Party A informs Party B of assignment of the obligee's right or urges Party B to do so by making a public announcement on public media, it can be seen as delivered by the date of the announcement.

If any party changes his address, he shall timely notify the other party .Otherwise he has to bear the losses.

12.4 Both parties agree that, for trade finance class of each business applications, Party B just needs to stamp obligate seal according to its Obligate Seal Proxies provided to Party A, and both sides recognize the signature's effectiveness.

12.5 Party A and Party B agree that the written supplementary agreement about unpredicted matters and changes and specific contracts which is accessories of the agreement constitute the integral parts of the agreement.

12.6 ___________________________________________

12.7 ___________________________________________

12.8 ___________________________________________

Article 13 Applicable Law and the Settlement of the Dispute

13.1 The agreement’s formation, interpretation, settlement of disputes shall be governed by the law of the People's Republic of China, and the rights of Party A and Party B are under the legal protection of the People's Republic of China.

13.2. Disputes produced during the performance of this agreement should be settled through negotiation, and if they do not talk things over, any party can choose one of the three, playing "appropriate" choice.

   ☐ 13.2.1 Sue to party A’s located people's court

   ☐ 13.2.2 Apply to the arbitration commission for arbitration

   ☐ 13.2.3 Submit (if choose this, then the following two choose one, playing "appropriate" choice)

         ☐ China international economic and trade arbitration commission

☐ China international economic and trade arbitration commission ____branch

☐ China international economic and trade arbitration commission, Chapter ____

The arbitration shall be in accordance with the Financial Disputes Arbitration Rules.

13.3 The agreement and every specific contract, after the notary endowed with enforceable effectiveness has been transacted by both parties, the Party A can apply for the enforcement directly to the people’s court concerning which is under jurisdiction in order to press for payment of the debts in accordance with the agreement and every specific contract.

Article XIV Agreement enters into force

This agreement shall enter into force after the legal representatives/principals or his authorized agent have signed on it (or sealed on it) and sealed the seal of the company/contract. This agreement shall automatically lapse to the date of the expiration of the credit term or of when Party B has paid off all the debts and other concerning costs owed to Party A (in accordance with the later date).

Article15 Annex

This agreement is in＿copies, Party A, Party B and ＿,＿shall all hold one copy of it and every copy share the same legal effect.

 (This page is for signature)

All the provisions contained in this contract are fully negotiated. The bank has submitted the provisions concerning with the exemption or limitation of the bank responsibilities, the single rights which bank own, increasement of the responsibilities of other disputing parties or limiting the rights of other disputing parties to other disputing parties to draw their special attention, and has understood them in a comprehensive and accurate way. The bank has made corresponding explanation about the provisions above in response to the requirements of other disputing parties. Contract parties have the same understanding of the provisions in this contract.

Party A :( seal here)

Principal or authorized agent :( seal or sign here)

Party B :( seal here)

Legal representative or principal :( seal or sign here): Chen Weihong

Signature date: June 2 ,2010

Irrevocable Guarantee of the Maximum

China Merchants Bank
Made in January, 2008

Irrevocable Guarantee of the Maximum

Number: number 30007th of 2010 with credit word

To: China Merchants Bank Co. Ltd Tianjin Branch

In consideration of:

Your bank and Tianjin Seashore New District Shisheng Business Trading Group Co. Ltd (hereinafter referred to as “credit applicant”) has signed the credit agreement (hereinafter referred to as “Credit Agreement”) ,of which the number is 30007th of 2010 with credit word on June 2, 2010 .During the credit term (hereinafter referred to as “credit term”)from June 2, 2010 to June 1, 2011,your bank has provided a total sum of 75 million RMB(including other equivalent currencies) line of credit (hereinafter referred to as “line of credit”)to the credit applicant.

In response to the requirements of credit applicant, the guarantor agreed to issue the guarantee, and will undertake the joint guarantee responsibility voluntarily for all the debts owed to your bank by credit applicant under the provisions of Credit Agreement. The specific guarantee is as follows:

Article 1 This guarantee is of the supreme limit

1.1 During the credit term, your bank shall divide the loans or other credit offered to the credit applicant in accordance with Credit Agreement or/and the specific contracts under it. The credit applicant can use the circulating line of credit circularly, but the disposable line of credit can not be used circularly. Every time when it comes to loan or other line of credit, time limit, the specific use and so on, there will be a specific contract to be agreed.

The due date of every contract shall be later than that of credit term in Credit Agreement.

1.2 If there are still balances of the loans which are offered to credit applicant by your bank, advances or other credit when it comes to the expiration of the credit term, that means I as the guarantor shall undertake the joint pay-off responsibility according to article II of the guarantee within the scope of the guarantee determined; if your bank presses for the payment in advance to the credit applicant in accordance with the Credit Agreement, I as the guarantor shall undertake the joint pay-off responsibility according to article II of the guarantee within the scope of  the guarantee determined.

1.3 Your bank shall provide commercial bill, establish a letter of credit (including the credit entrusted to open, hereinafter is similar with this), establish the letter of guarantee, establish the bill of lading and such credit businesses. Even no advances have been paid by your bank during the credit term, I as the guarantor shall undertake all the liabilities according to article II of the guarantee within the scope of the guarantee determined if your bank has actually provided external advances for the provisions under the businesses ahead and which has led to the debts of the credit applicant.

1.4 The following situations do not need agree by or notice the Guarantor. The Guarantor will approve all these, and will be responsible for the responsibility in line with this guarantee. If the Creditor and the Applicants sign the extended agreement for the time, rate, amount of the specific business or change any items of the agreement; or the Creditor adjust the rate according to the Credit Agreement and/or specific contract provision in guarantee time during the specific business performance of the Credit Agreement.

1.5 When the Creditor audit the document received from the credit business of the Credit agreement, if have any discrepancies, and the applicants accept the discrepancies, the guarantor will undertake the responsibility according to the guarantee for the principal and interest of the debt caused by outside acceptance or payment of the Creditor. The Guarantor won’t propose any counterplea for the Creditor accept the discrepancies without the agreement of the Guarantor.

1.6 The adjustment of the L/C, Letter of Guarantee (or standby L/C), the acceptance of the time L/C, scalable of the payment time after promise of maturity payment do not need agree by or notice the Guarantor. The Guarantor will approve all these, and will be responsible for the responsibility in line with this guarantee.

2. THE SCOPE OF GUARANTEE

The scope of the guarantee by the Guarantor is the total of the loan supplied by the Creditor according to the Credit Agreement and other Credit principal and interest balance (the highest amount is RMB7500million), and the interest, penalty interest, default punishment, the expenses of the guarantee, and other expenses to achieve the creditor’s right, with but do not limit to the following situation:

2.1.1 The balance of the loan principal and interest provided by the Creditor according to the specific contract of the Credit Agreement, and relevant interest, penalty interest, repeat interest, default punishment, and other expenses.

2.1.2 The advances principal and interest balance, the interest, penalty interest, repeat interest, default punishment, and other expenses from the Creditor for the Credit Applicants when the Creditor perform the payment duty of the commercial invoice, L/C, Letter of Guarantee, Letter of Guarantee for take delivery of goods.

2.1.3 The debt right transferred by the Creditor for the undue receivables and relevant overdue default punishment (late fee) during the guarantee business, and/or the basic buyout payment (basic underwriting payment) and other guarantee expenses provide to the Credit Applicants by the Creditor;

2.1.4 The advances principal and interest balance, the interest, penalty interest, repeat interest, default punishment, and other expenses paid by the bank consigned by the Creditor during the trade financial business of the Credit Agreement.

2.1.5 If the Creditor ask other branches of Merchants Bank open a L/C after the requirement of the applicants, the advances paid when the Creditor perform the duty of issuing bank, and the import bill purchases, the principal and interest balance, the interest, penalty interest, repeat interest, default punishment, and other expenses during the guarantee of take the delivery of goods.

The Creditor has the right to take the proper ways, with but do not limit use fax, post, ask specific person send the documents, declaration on public media ways to collect from the Guarantor.

Article 4 The time of guarantee responsibility

The time of guarantee responsibility is from the day when the guarantee come into effect to two more years after the expiration date of each debt or other financial business or the debt right of the account receivable transferred by the Creditor of the Credit Agreement. Any extend of specific credit terms means the guarantee time is last to the extended time with two more years.

Article 5 The independence of the guarantee

This guarantee is independence, valid lasting, irrevocable and without condition, do not affect by the Credit Agreement and specific contract efficacy, do not affect by the agreement, documents which signed between credit applicants and any other institution and person, do not affect by any changes of the credit applicants fraud, recombine, cease doing business, go bankrupt, liquidation, dismiss, go bankrupt, merge, do not affect by any extend of time to applicants or delay of using the right to collect the debt according to relevant agreement.

The Guarantor will undertake the responsibility according to the contents of the guarantee even when the Creditor give up, change or remove mortgage guarantee, remove other guarantor’s guarantee responsibility in the condition of other mortgage guarantee or other guarantors.

Article 6 The special declaration and guarantee of the guarantor are as following:

6.1 The guarantor is a legal corporation which founded according to the law and have the qualification of guarantor, or other organizations which have the qualification of guarantor, or the guarantor is a natural person who has the full capacity for civil conduct (ID No:``````), would like to use assets or the assets which he has the right to deal with as guarantee, and make sue to perform the duties stipulated by the guarantee.

6.2 When the guarantor shows this guarantee means it has full authority or has been approved by the up-department/the board of directors which have the right.

6.3 To show this guarantee is the real reaction of the guarantor does not have the factors of fraud or coercion.

6.4 Before the valid of the guarantee, the total amount of the consignment (include the converting of foreign currency) of the guarantor do not exceed the amount of the owner rights and interests of the guarantor.

6.5 To supply financial report in time according to the Creditor’s requirement, and notice the big decision and changes of the guarantor during production, operation and management.

6.6 The financial report and other documents provided to the Creditor are real and legal. The legal representative and other project manager has compelling legal obligation for this.

6.7 To show cross collateral agreement according the requirement of the Creditor.

6.8 The changes on registration matters, organization, equity structure, business way, financial situation or the debt recombination of the Guarantor do not affect the guarantee's law bin force. If the above situations would affect the Guarantor's guarantee capacity, the Guarantor has the duty to inform the Creditor immediately.

6.9 The inheritor or transferee all engaged in all the clauses of the guarantee. The Guarantor will not transfer the above guarantee duty without the agreement of the Creditor.

6.10 The Creditor has the right to deduct money from the account which opened in Creditor or consign other financial institution to deduct money from the account which opened in that institution, until paid off all the debt which the credit applicants owed to the Creditor if the Guarantor do not pay off the guaranteed debt according to the guarantee.

Article 7 Do not treat as giving up the rights

The Creditor’s agreement of forgiving, extending a time limit, postponing to perform its rights and interests of the Credit Agreement and this Guarantee for the applicant and Guarantor’s default or delay during the valid of the Guarantee can not damage, affect, limit the rights and interests of Creditor as a debtee according to relevant laws and regulations and the Guarantee, also can not treat as the Creditor give up the rights of taking actions for default of now and future.

Article 8 The way to solve debate or dispute

This guarantee is applying to the law of People’s Republic of China. The Guarantor agrees to solve the debates or disputes caused by this guarantee appointed by the Credit Agreement.

Article 9 The terms

All the terms used in this guarantee have the same meaning of the terms which stipulated in the Credit Agreement except for special statement.

Article 10 Notices

The notice, requirements about this guarantee between the Creditor and Guarantor should send through written form. If it is sent by special person, when the receiver sign for it means receipt(if the receiver do not agree to sign, the second day of refusion means receipt). If it is sent by postal letters, the seventh day after it is sent means receipt; If it is sent by fax, when the receiver's fax receive it means receipt.

The contact address of the Guarantor is:

The guarantor should notice the Creditor in time if the contact address changed, otherwise the guarantor should bear all the loses which would cause by this.

Article 11 The time when the Guarantee come into effect

11.1 If the Guarantor is a corporation or other organization, this guarantee will come into effect from the day when the legal representative/ the person in charge or authorized agent sign/stamp name seal and official seal/ specific contract seal.

11.2 If the Guarantor is a natural person, this guarantee will come into effect from the day when the Guarantor signs on it.

Article 12 The transfer of the Creditor’s rights and guarantee vice-rights

12.1 No matter the Maximum Guarantee of the Creditor’s right is clear or not, if the Creditor transfer all the Creditor’s rights under the Credit agreement to a third party， the Creditor's rights and Guarantee vice-rights of the Maximum Guarantee will transfer together to the transferee.

12.2 If the Creditor transfer a part of the Creditor's right after it of this guarantee is clear, the guarantee ive-rights will also transfer. The Creditor and the transferee enjoy the guarantee rights and interests according to the Creditor Amount for the Creditor's right which have not been transferred and the parts which have been transferred. If  the Creditor transfer a part of the Creditor's rights before the Maximum Guarantee of the Guarantee is clear, the part of guarantee rights and interests will transfer together, the Creditor's Maximum Guarantee of the main guarantee of previous Maximum Guarantee of the Guarantee should reduce accordingly( that is the previous Maximum Guarantee for the Creditor's main right reduce the part which have been transferred。) The Creditor and the transferee enjoy the guarantee rights and interests according to the Creditor Amount which have not been transferred and the parts which transferred after the main Creditor Amount id untransformed part is clear.

Article 13 Supplementary article

This guarantee is one original with ``` copies. The Creditor, Applicants, Guarantor and ``` each keep one copy. The copies have the same force ad effect.

There is no main text after this.

This page is for signature

If the Guarantor is a corporation or other organization, pls sign on this place:

Guarantor:                     (Stamp)

Legal representative, the person in charge or the authorized agent:  (signature or use name stamp)

The legal address of the Guarantor:

If the Guarantor is a natural person, please sign on this place:

Guarantor:	(signature)

The address of the Guarantor:

The issuing bank of Guarantor:	settlement account:

telephone:	fax:

Signature time: June 2, 2010.

Irrevocable Guarantee of the Maximum

China Merchants Bank
Made in January, 2008

Irrevocable Guarantee of the Maximum

Number: number 30007th of 2010 with credit word

To: China Merchants Bank Co. Ltd Tianjin Branch

In consideration of:

Your bank and Tianjin Seashore New District Shisheng Business Trading Group Co. Ltd (hereinafter referred to as “credit applicant”) has signed the credit agreement (hereinafter referred to as “Credit Agreement”) ,of which the number is 30007th of 2010 with credit word on June 2, 2010 .During the credit term (hereinafter referred to as “credit term”) from June 2, 2010 to June 1, 2011,your bank has provided a total sum of 75 million RMB(including other equivalent currencies) line of credit (hereinafter referred to as “line of credit”)to the credit applicant.

In response to the requirements of credit applicant, the guarantor agreed to issue the guarantee, and will undertake the joint guarantee responsibility voluntarily for all the debts owed to your bank by credit applicant under the provisions of Credit Agreement. The specific guarantee is as follows:

Article 1 This guarantee is of the supreme limit

1.1 During the credit term, your bank shall divide the loans or other credit offered to the credit applicant in accordance with Credit Agreement or/and the specific contracts under it. The credit applicant can use the circulating line of credit circularly, but the disposable line of credit can not be used circularly. Every time when it comes to loan or other line of credit, time limit, the specific use and so on, there will be a specific contract to be agreed.
The due date of every contract shall be later than that of credit term in Credit Agreement.

1.2 If there are still balances of the loans which are offered to credit applicant by your bank, advances or other credit when it comes to the expiration of the credit term, that means I as the guarantor shall undertake the joint pay-off responsibility according to article II of the guarantee within the scope of the guarantee determined; if your bank presses for the payment in advance to the credit applicant in accordance with the Credit Agreement, I as the guarantor shall undertake the joint pay-off responsibility according to article II of the guarantee within the scope of  the guarantee determined.

1.3 Your bank shall provide commercial bill, establish a letter of credit (including the credit entrusted to open, hereinafter is similar with this), establish the letter of guarantee, establish the bill of lading and such credit businesses. Even no advances have been paid by your bank during the credit term, I as the guarantor shall undertake all the liabilities according to article II of the guarantee within the scope of the guarantee determined if your bank has actually provided external advances for the provisions under the businesses ahead and which has led to the debts of the credit applicant.

1.4 The following situations do not need agree by or notice the Guarantor. The Guarantor will approve all these, and will be responsible for the responsibility in line with this guarantee. If the Creditor and the Applicants sign the extended agreement for the time, rate, amount of the specific business or change any items of the agreement; or the Creditor adjust the rate according to the Credit Agreement and/or specific contract provision in guarantee time during the specific business performance of the Credit Agreement.

1.5 When the Creditor audit the document received from the credit business of the Credit agreement, if have any discrepancies, and the applicants accept the discrepancies, the guarantor will undertake the responsibility according to the guarantee for the principal and interest of the debt caused by outside acceptance or payment of the Creditor. The Guarantor won’t propose any counterplea for the Creditor accept the discrepancies without the agreement of the Guarantor.

1.6 The adjustment of the L/C, Letter of Guarantee (or standby L/C), the acceptance of the time L/C, scalable of the payment time after promise of maturity payment do not need agree by or notice the Guarantor. The Guarantor will approve all these, and will be responsible for the responsibility in line with this guarantee.

2. THE SCOPE OF GUARANTEE

The scope of the guarantee by the Guarantor is the total of the loan supplied by the Creditor according to the Credit Agreement and other Credit principal and interest balance (the highest amount is RMB7500million), and the interest, penalty interest, default punishment, the expenses of the guarantee, and other expenses to achieve the creditor’s right, with but do not limit to the following situation:

2.1.1 The balance of the loan principal and interest provided by the Creditor according to the specific contract of the Credit Agreement, and relevant interest, penalty interest, repeat interest, default punishment, and other expenses.

2.1.2 The advances principal and interest balance, the interest, penalty interest, repeat interest, default punishment, and other expenses from the Creditor for the Credit Applicants when the Creditor perform the payment duty of the commercial invoice, L/C, Letter of Guarantee, Letter of Guarantee for take delivery of goods.

2.1.3 The debt right transferred by the Creditor for the undue receivables and relevant overdue default punishment (late fee) during the guarantee business, and/or the basic buyout payment (basic underwriting payment) and other guarantee expenses provide to the Credit Applicants by the Creditor;

2.1.4 The advances principal and interest balance, the interest, penalty interest, repeat interest, default punishment, and other expenses paid by the bank consigned by the Creditor during the trade financial business of the Credit Agreement.

2.1.5 If the Creditor ask other branches of Merchants Bank open a L/C after the requirement of the applicants, the advances paid when the Creditor perform the duty of issuing bank, and the import bill purchases, the principal and interest balance, the interest, penalty interest, repeat interest, default punishment, and other expenses during the guarantee of take the delivery of goods.

The Creditor has the right to take the proper ways, with but do not limit use fax, post, ask specific person send the documents, declaration on public media ways to collect from the Guarantor.

Article 4 The time of guarantee responsibility

The time of guarantee responsibility is from the day when the guarantee come into effect to two more years after the expiration date of each debt or other financial business or the debt right of the account receivable transferred by the Creditor of the Credit Agreement. Any extend of specific credit terms means the guarantee time is last to the extended time with two more years.

Article 5 The independence of the guarantee

This guarantee is independence, valid lasting, irrevocable and without condition, do not affect by the Credit Agreement and specific contract efficacy, do not affect by the agreement, documents which signed between credit applicants and any other institution and person, do not affect by any changes of the credit applicants fraud, recombine, cease doing business, go bankrupt, liquidation, dismiss, go bankrupt, merge, do not affect by any extend of time to applicants or delay of using the right to collect the debt according to relevant agreement.

The Guarantor will undertake the responsibility according to the contents of the guarantee even when the Creditor give up, change or remove mortgage guarantee, remove other guarantor’s guarantee responsibility in the condition of other mortgage guarantee or other guarantors.

Article 6 The special declaration and guarantee of the guarantor are as following:

6.1 The guarantor is a legal corporation which founded according to the law and have the qualification of guarantor, or other organizations which have the qualification of guarantor, or the guarantor is a natural person who has the full capacity for civil conduct (ID No:``````), would like to use assets or the assets which he has the right to deal with as guarantee, and make sue to perform the duties stipulated by the guarantee.

6.2 When the guarantor shows this guarantee means it has full authority or has been approved by the up-department/the board of directors which have the right.

6.3 To show this guarantee is the real reaction of the guarantor does not have the factors of fraud or coercion.

6.4 Before the valid of the guarantee, the total amount of the consignment (include the converting of foreign currency) of the guarantor do not exceed the amount of the owner rights and interests of the guarantor.

6.5 To supply financial report in time according to the Creditor’s requirement, and notice the big decision and changes of the guarantor during production, operation and management.

6.6 The financial report and other documents provided to the Creditor are real and legal. The legal representative and other project manager has compelling legal obligation for this.

6.7 To show cross collateral agreement according the requirement of the Creditor.

6.8 The changes on registration matters, organization, equity structure, business way, financial situation or the debt recombination of the Guarantor do not affect the guarantee's law bin force. If the above situations would affect the Guarantor's guarantee capacity, the Guarantor has the duty to inform the Creditor immediately.

6.9 The inheritor or transferee all engaged in all the clauses of the guarantee. The Guarantor will not transfer the above guarantee duty without the agreement of the Creditor.

6.10 The Creditor has the right to deduct money from the account which opened in Creditor or consign other financial institution to deduct money from the account which opened in that institution, until paid off all the debt which the credit applicants owed to the Creditor if the Guarantor do not pay off the guaranteed debt according to the guarantee.

Article 7 Do not treat as giving up the rights

The Creditor’s agreement of forgiving, extending a time limit, postponing to perform its rights and interests of the Credit Agreement and this Guarantee for the applicant and Guarantor’s default or delay during the valid of the Guarantee can not damage, affect, limit the rights and interests of Creditor as a debtee according to relevant laws and regulations and the Guarantee, also can not treat as the Creditor give up the rights of taking actions for default of now and future.

Article 8 The way to solve debate or dispute

This guarantee is applying to the law of People’s Republic of China. The Guarantor agrees to solve the debates or disputes caused by this guarantee appointed by the Credit Agreement.

Article 9 The terms

All the terms used in this guarantee have the same meaning of the terms which stipulated in the Credit Agreement except for special statement.

Article 10 Notices

The notice, requirements about this guarantee between the Creditor and Guarantor should send through written form. If it is sent by special person, when the receiver sign for it means receipt(if the receiver do not agree to sign, the second day of refusion means receipt). If it is sent by postal letters, the seventh day after it is sent means receipt; If it is sent by fax, when the receiver's fax receive it means receipt.

The contact address of the Guarantor is:

The guarantor should notice the Creditor in time if the contact address changed, otherwise the guarantor should bear all the loses which would cause by this.

Article 11 The time when the Guarantee come into effect

11.1 If the Guarantor is a corporation or other organization, this guarantee will come into effect from the day when the legal representative/ the person in charge or authorized agent sign/stamp name seal and official seal/ specific contract seal.

11.2 If the Guarantor is a natural person, this guarantee will come into effect from the day when the Guarantor signs on it.

Article 12 The transfer of the Creditor’s rights and guarantee vice-rights

12.1 No matter the Maximum Guarantee of the Creditor’s right is clear or not, if the Creditor transfer all the Creditor’s rights under the Credit agreement to a third party， the Creditor's rights and Guarantee vice-rights of the Maximum Guarantee will transfer together to the transferee.

12.2 If the Creditor transfer a part of the Creditor's right after it of this guarantee is clear, the guarantee ive-rights will also transfer. The Creditor and the transferee enjoy the guarantee rights and interests according to the Creditor Amount for the Creditor's right which have not been transferred and the parts which have been transferred. If  the Creditor transfer a part of the Creditor's rights before the Maximum Guarantee of the Guarantee is clear, the part of guarantee rights and interests will transfer together, the Creditor's Maximum Guarantee of the main guarantee of previous Maximum Guarantee of the Guarantee should reduce accordingly( that is the previous Maximum Guarantee for the Creditor's main right reduce the part which have been transferred。) The Creditor and the transferee enjoy the guarantee rights and interests according to the Creditor Amount which have not been transferred and the parts which transferred after the main Creditor Amount id untransformed part is clear.

Article 13 Supplementary article

This guarantee is one original with ``` copies. The Creditor, Applicants, Guarantor and ``` each keep one copy. The copies have the same force ad effect.

There is no main text after this.

This page is for signature

If the Guarantor is a corporation or other organization, pls sign on this place:

Guarantor:                     (Stamp)

Legal representative, the person in charge or the authorized agent:  (signature or use name stamp)

The legal address of the Guarantor:

If the Guarantor is a natural person, please sign on this place: Chen Weihong

Guarantor:	(signature)

The address of the Guarantor:

The issuing bank of Guarantor:	settlement account:

telephone:	fax:

Signature time: June 2, 2010.